UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2016

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-32532	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Assumption of Equity Incentive Plans, Deferred Compensation Plans and Certain Tax-Qualified Retirement Plans

The information set forth under Item 5.02 under the heading “Assumption of Equity Incentive Plans, Deferred Compensation Plans and Certain Tax-Qualified Retirement Plans” is incorporated by reference into this Item 1.01.

Indemnification Agreements

On September 19, 2016, Ashland Global Holdings Inc. (“Ashland Global”) approved a form of indemnification agreement to be entered into between Ashland Global and the directors of Ashland Global. The indemnification agreements provide indemnification, to the fullest extent permitted by law, to each such director who was, is, or becomes in his or her capacity as director a party or witness, or is or becomes threatened to be made a party or witness, to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative or other, against any and all reasonable costs and expenses (including attorneys’ fees) and any liabilities, including judgments, fines, penalties and reasonable settlements, paid by or on behalf of or imposed against such director in connection with such claim, action, suit or proceeding.

The foregoing summary of the terms of the director indemnification agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Amendment to Accounts Receivables Securitization Facility

On September 15, 2016, Ashland Inc. (“Ashland”), a wholly-owned subsidiary of Ashland Global, entered into (i) a Twelfth Amendment (the “Twelfth Amendment”) to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland, CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors, and (ii) an Originator Removal Agreement and Facility Amendment among Ashland, CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors (the “Removal Agreement”). Under the Transfer and Administration Agreement, CVG Capital III LLC may, from time to time, obtain up to $250.0 million (in the form of cash or letters of credit for the benefit of Ashland and its subsidiaries) from the Investors through the sale of an undivided interest in accounts receivable, related assets and collections on those accounts receivable sold by the Originators to CVG Capital III LLC, a wholly owned “bankruptcy remote” special purpose subsidiary of the Originators. The Twelfth Amendment provides for the reduction of the commitments under the Transfer and Administration Agreement by $150.0 million from $250.0 million to $100.0 million, and the Removal Agreement provides for the removal of Valvoline LLC as an Originator under the Transfer and Administration Agreement and related documents.

The foregoing summaries of the Twelfth Amendment and the Removal Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the Twelfth Amendment and the Removal Agreement, copies of which are filed as Exhibits 10.3 and 10.4 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 20, 2016, pursuant to the Agreement and Plan of Merger dated as of May 31, 2016 (the “Merger Agreement”), between and among Ashland, Ashland Global, previously a direct subsidiary of Ashland, and Ashland Merger Sub Corp, a Kentucky corporation and direct subsidiary of Ashland Global (“Merger Sub”), (a) Ashland Global replaced Ashland as the publicly held corporation, which, through its subsidiaries, will conduct all of the operations currently conducted by Ashland, (b) Merger Sub merged with and into Ashland, with Ashland surviving the merger and continuing as a wholly-owned subsidiary of Ashland Global (the “Merger”), and (c) each share of Ashland common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of Ashland Global common stock. The exchange of shares of Ashland common stock for shares of Ashland Global common stock is a tax-free transaction for Ashland shareholders for U.S. federal income tax purposes.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Ashland Global is the successor issuer to Ashland, shares of Ashland Global common stock are deemed to be registered under Section 12(b) of the Exchange Act, and Ashland Global is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Shares of Ashland Global common stock will be listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “ASH”.

Prior to the closing of the Merger, the Ashland common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NYSE. The Ashland common stock will be suspended from trading on NYSE prior to the open of trading on September 20, 2016, and Ashland Global common stock will begin trading on NYSE under the ticker symbol “ASH”. In ten days, Ashland expects to file a Form 15 with the SEC to suspend its reporting obligations under Section 15(d) and 12(g) of the Exchange Act with respect to the shares of Ashland common stock.

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to this Current Report and as Annex I of the Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4, as amended, of Ashland Global which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 5, 2016 (the “Proxy Statement/Prospectus”), and the full text of the Merger Agreement is incorporated by reference into this Item 2.01.

Item 3.03. Material Modification to the Rights of Security Holders

At the closing of the Merger, each issued and outstanding share of Ashland common stock immediately prior to the effective time of the Merger was converted into the right to receive one share of Ashland Global common stock.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

In connection with the Merger, Peter J. Ganz and J. Kevin Willis resigned from the Ashland Global board of directors immediately prior to the closing of the Merger. William A. Wulfsohn continued as a member of the Ashland Global board of directors following the Merger.

Appointment of Directors

In connection with the Merger, all of the other members of the Ashland board of directors were appointed as members of the Ashland Global board of directors, effective as of the closing of the Merger. The following individuals have been appointed to the Ashland Global board of directors: Brendan M. Cummins, William G. Dempsey, Stephen F. Kirk, Vada O. Manager, Barry W. Perry, Mark C. Rohr, George A. Schaefer, Jr., Janice J. Teal and Michael J. Ward. Mr. Wulfsohn was designated as chairman of the board of directors.

As of the closing of the Merger, the committees of the Ashland Global board of directors were constituted as follows:

Audit Committee	George A. Schaefer, Jr. – Chair
Brendan M. Cummins
William G. Dempsey
Stephen F. Kirk
Vada O. Manager
Mark C. Rohr

Personnel & Compensation Committee	Barry W. Perry – Chair
Vada O. Manager
George A. Schaefer, Jr.
Janice J. Teal
Michael J. Ward

Governance & Nominating Committee	Vada O. Manager – Chair
Barry W. Perry
Michael J. Ward

Environmental, Health, Safety & Product Compliance Committee	Janice J. Teal – Chair
Brendan M. Cummins
William G. Dempsey
Stephen F. Kirk
Mark C. Rohr

Appointment of Officers

In connection with the Merger, the following individuals were appointed as the executive officers of Ashland Global, effective as of the closing of the Merger.

William A. Wulfsohn	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

J. Kevin Willis	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Peter J. Ganz	Senior Vice President, General Counsel and Secretary

Luis Fernandez-Moreno	Senior Vice President; President, Chemicals Group

Gregory W. Elliott	Vice President and Chief Human Resources and Communications Officer

J. William Heitman	Vice President and Controller (Principal Accounting Officer)

Anne T. Schumann	Vice President and Chief Information and Administrative Services Officer

Keith C. Silverman	Vice President, Environmental, Health and Safety and Product Regulatory

Assumption of Equity Incentive Plans, Deferred Compensation Plans and Tax-Qualified Retirement Plans

In connection with the Merger, pursuant to an Assumption Agreement dated September 20, 2016, by and between Ashland Global and Ashland, Ashland Global assumed each Ashland equity incentive and deferred compensation plan and certain tax-qualified retirement plans (each, an “Ashland Plan” and collectively, the “Ashland Plans”), including all stock appreciation rights, performance share awards, restricted share awards, restricted stock units, common stock units and deferred stock units, stock options and other incentive awards and deferrals covering shares of Ashland common stock, whether vested or not vested, that were then outstanding under each Ashland Plan and the remaining unallocated reserve of shares of Ashland common stock issuable under each Ashland Plan. As of the closing of the Merger, the reserve of Ashland common stock under each Ashland Plan was automatically converted on a one-share-for-one-share basis into a reserve of shares of Ashland Global common stock, and the terms and conditions that were in effect immediately prior to the Merger under each outstanding incentive award and deferral assumed by Ashland Global will continue in full force and effect after the Merger, except that the shares of common stock issuable under each such award and deferral will be shares of Ashland Global common stock.

Additional information required by this Current Report is included in the Proxy Statement/Prospectus and is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Immediately prior to the closing of the Merger, pursuant to the terms of the Merger Agreement, Ashland Global amended and restated its certificate of incorporation as described in the Proxy Statement/Prospectus. A copy of the Ashland Global certificate of incorporation is attached hereto as Exhibit 3.1 and a copy of the Ashland Global by-laws is attached hereto as Exhibit 3.2, and each are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger dated as of May 31, 2016, between and among Ashland Inc., Ashland Global Holdings Inc. and Ashland Merger Sub Corp. (incorporated by reference to Annex I to the Proxy Statement/Prospectus (Registration Statement No. 333-211719))

3.1	Amended and Restated Certificate of Incorporation of Ashland Global Holdings Inc.*

3.2	Amended and Restated By-laws of Ashland Global Holdings Inc.*

10.1	Assumption Agreement dated September 20, 2016, by and between Ashland Global Holdings Inc. and Ashland Inc.*

10.2	Form of Indemnification Agreement*

10.3	Twelfth Amendment to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

10.4	Originator Removal Agreement and Facility Amendment among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

September 20, 2016	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of May 31, 2016, between and among Ashland Inc., Ashland Global Holdings Inc. and Ashland Merger Sub Corp. (incorporated by reference to Annex I to the Proxy Statement/Prospectus (Registration Statement No. 333-211719))

3.1	Amended and Restated Certificate of Incorporation of Ashland Global Holdings Inc.*

3.2	Amended and Restated By-laws of Ashland Global Holdings Inc.*

10.1	Assumption Agreement dated September 20, 2016, by and between Ashland Global Holdings Inc. and Ashland Inc.*

10.2	Form of Indemnification Agreement*

10.3	Twelfth Amendment to the Transfer and Administration Agreement dated as of August 31, 2012, among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

10.4	Originator Removal Agreement and Facility Amendment among Ashland Inc., CVG Capital III LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and The Bank of Nova Scotia, as agent for the Investors*

*	Filed herewith.